UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2016

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2016, Dakota Plains Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an Amendment No. 4 to Revolving Credit and Term Loan Agreement and One Time Waiver of Revolving Loan Borrowing Requirements (the “Amendment”) to amend (i) the Revolving Credit and Term Loan Agreement dated December 5, 2014, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, the Company, the lenders from time to time party thereto (the “Lenders”), and SunTrust Bank (“SunTrust”), as administrative agent for the Lenders (the “Credit Agreement” and, as amended previously, the “Existing Credit Agreement”).

Among other things, the Amendment amends the Existing Credit Agreement to increase the Aggregate Revolving Commitment Amount (as defined in the Existing Credit Agreement) to $21,500,000.

Pursuant to the Amendment, the Lenders also agreed to make a one-time waiver of certain revolving loan borrowing requirements to allow a funding in the amount of $1,000,000, which was made on August 5, 2016.

The foregoing description of the material terms of the Amendment is qualified by the text of the Amendment, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. A copy of the Credit Agreement was filed as Exhibit 10.4 to the Company’s Form 8-K filed on December 8, 2014, a copy of Amendment No. 1 to the Credit Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on August 11, 2015, a copy of Amendment No. 2 to the Credit Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 4, 2015, and a copy of Amendment No. 3 to the Credit Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on July 8, 2016, each of which is also incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

10.1	Amendment No. 4 to Revolving Credit and Term Loan Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated August 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders
10.2	Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated July 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders (1)
10.3	Amendment No. 2 and Waiver to Revolving Credit and Term Loan Agreement, dated December 4, 2015, Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders time to time party thereto and SunTrust Bank, as administrative agent for the lenders(2)
10.4	Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated August 6, 2015, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the lenders party thereto and SunTrust Bank, as administrative agent(3)
10.5	Revolving Credit and Term Loan Agreement, dated December 5, 2014, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the lenders that become from time to time party thereto, and SunTrust Bank, as administrative agent(4)

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 8, 2016.
(2)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 4, 2015.
(3)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 11, 2015.
(4)	Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2016	DAKOTA PLAINS HOLDINGS, INC.

/s/ James L. Thornton
James L. Thornton Interim Chief Financial Officer, Executive Vice President, Strategy & General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10.1	Amendment No. 4 to Revolving Credit and Term Loan Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated August 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Filed Electronically
10.2	Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated July 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.3	Amendment No. 2 and Waiver to Revolving Credit and Term Loan Agreement, dated December 4, 2015, Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders time to time party thereto and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.4	Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated August 6, 2015, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the lenders party thereto and SunTrust Bank, as administrative agent	Incorporated by Reference
10.5	Revolving Credit and Term Loan Agreement, dated December 5, 2014, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the lenders that become from time to time party thereto, and SunTrust Bank, as administrative agent	Incorporated by Reference